UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2017

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareowners of PPL Corporation ("PPL" or the "Company") held on May 17, 2017, the shareowners:

Elected all nine nominees for the office of director. The votes for individual nominees were:

	Number of Votes
	For	Against	Abstain	Broker Non-Vote
Rodney C. Adkins	495,124,841	5,995,332	2,254,191	96,827,509
John W. Conway	483,394,086	17,779,357	2,200,920	96,827,509
Steven G. Elliott	497,641,420	3,498,372	2,234,572	96,827,509
Raja Rajamannar	492,249,609	8,523,998	2,600,756	96,827,509
Craig A. Rogerson	487,854,329	13,277,192	2,242,843	96,827,509
William H. Spence	476,878,673	22,892,428	3,603,262	96,827,509
Natica von Althann	493,273,295	7,710,001	2,391,068	96,827,509
Keith H. Williamson	494,389,983	6,732,330	2,252,050	96,827,509
Armando Zagalo de Lima	496,587,078	4,283,867	2,503,418	96,827,509

Approved, on an advisory basis, the 2016 compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
469,730,587	28,854,771	4,788,066	96,828,449

Approved, on an advisory basis, for future advisory votes on executive compensation to occur each year

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
442,197,301	4,449,239	52,907,927	3,818,957	96,828,449

Approved the PPL Corporation Amended and Restated 2016 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
467,272,323	31,393,424	4,707,676	96,828,449

Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstain	Broker Non-Vote
592,565,656	5,375,721	2,260,495	96,828,449

Approved a non-binding shareowner proposal requesting PPL to publish an assessment of the long-term impacts on the Company’s portfolio, of public policies and technological advances that are consistent with limiting global warming to no more than two degrees Celsius over pre-industrial levels.

For	Against	Abstain	Broker Non-Vote
266,269,673	202,519,416	34,584,335	96,828,449

As shown above, the shareowners voted, in an advisory, non-binding vote, in favor of having a shareowner vote to approve the compensation of the Company's named executive officers every year. In light of such vote, and consistent with the Company's recommendation, the Company's Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company's named executive officers every year until the next required vote on the frequency of shareowner votes on the compensation of the Company's named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  May 18, 2017